UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21343

Western Asset Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2021

WESTERN ASSET

EMERGING MARKETS

DEBT FUND INC. (EMD)

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Debt Fund Inc. for the six-month reporting period ended June 30, 2021. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 30, 2021

II	Western Asset Emerging Markets Debt Fund Inc.

Performance review

For the six months ended June 30, 2021, Western Asset Emerging Markets Debt Fund Inc. returned -0.60% based on its net asset value (“NAV”)i and 4.83% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the JPMorgan Emerging Markets Bond Index Global Diversified (“EMBI Global Diversified”)ii, returned -0.66% for the same period. The Lipper Emerging Markets Hard Currency Debt Closed-End Funds Category Averageiii returned 0.63% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.54 per share. As of June 30, 2021, the Fund estimates that 49% of the distributions were sourced from net investment income and 51% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2021. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2021 (unaudited)
Price Per Share	6-Month Total Return**
$14.74 (NAV)	-0.60	%†
$14.01 (Market Price)	4.83	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XEMDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Emerging Markets Debt Fund Inc.	III

Performance review (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Debt Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 30, 2021

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political, or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed income holdings. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political, and economic uncertainties which could result in significant volatility. These risks are magnified in emerging or developing markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. High-yield bonds (commonly known as “junk bonds”) involve greater credit and liquidity risks than investment grade bonds. The Fund may make significant investments in derivative instruments, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers. For more information on Fund risks, see Summary of information regarding the Fund—Principal Risk Factors in the Fund’s most recent annual report.

IV	Western Asset Emerging Markets Debt Fund Inc.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses, or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The JPMorgan Emerging Markets Bond Index Global Diversified (“EMBI Global Diversified”) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Debt Fund Inc.	V

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2021 and December 31, 2020 and does not include derivatives such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2021

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 83.9%
Angola — 1.5%
Angolan Government International Bond, Senior Notes	8.250%	5/9/28	9,650,000		$10,097,856	(a)
Angolan Government International Bond, Senior Notes	9.125%	11/26/49	3,000,000		3,080,184	(a)
Total Angola					13,178,040
Argentina — 3.2%
Argentine Bonos del Tesoro, Bonds	16.000%	10/17/23	82,130,000	ARS	298,431	(b)
Argentine Bonos del Tesoro, Bonds	15.500%	10/17/26	157,160,000	ARS	374,571	(b)
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	1,036,761		395,192	(c)
Argentine Republic Government International Bond, Senior Notes, Step bond (0.125% to 7/9/21 then 0.500%)	0.125%	7/9/30	25,413,747		9,166,993	(c)
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	5,500,000		4,743,805	(d)
Provincia de Buenos Aires, Senior Notes	10.875%	1/26/21	490,098		243,829	*(a)(e)
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	3,400,000		1,623,534	*(a)(e)
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	3,920,000		1,744,439	*(d)(f)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	3,500,000		1,583,785	*(d)(f)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	3,350,000		1,515,908	*(a)(f)
Provincia de Cordoba, Senior Notes, Step bond (5.000% to 6/10/22 then 6.875%)	5.000%	12/10/25	508,945		395,298	(d)
Provincia de Cordoba, Senior Notes, Step bond (5.000% to 6/1/22 then 6.990%)	5.000%	6/1/27	9,949,022		6,815,179	(d)
Total Argentina					28,900,964
Armenia — 0.9%
Republic of Armenia International Bond, Senior Notes	3.950%	9/26/29	7,700,000		7,625,695	(d)

See Notes to Financial Statements.

2	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Bahamas — 1.3%
Bahamas Government International Bond, Senior Notes	5.750%	1/16/24	9,170,000		$9,457,021	(d)
Bahamas Government International Bond, Senior Notes	6.000%	11/21/28	2,000,000		2,035,000	(d)
Total Bahamas					11,492,021
Bahrain — 2.0%
Bahrain Government International Bond, Senior Notes	6.750%	9/20/29	4,100,000		4,512,255	(a)
Bahrain Government International Bond, Senior Notes	6.000%	9/19/44	8,400,000		8,003,520	(d)
Bahrain Government International Bond, Senior Notes	6.250%	1/25/51	5,700,000		5,437,515	(d)
Total Bahrain					17,953,290
Brazil — 2.1%
Brazil Letras do Tesouro Nacional	0.000%	1/1/24	38,133,000	BRL	6,337,529
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	59,682,000	BRL	12,458,624
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	2,163,000	BRL	461,243
Total Brazil					19,257,396
Colombia — 2.7%
Colombia Government International Bond, Senior Notes	7.375%	9/18/37	16,567,000		21,848,228	(c)
Colombia Government International Bond, Senior Notes	6.125%	1/18/41	2,080,000		2,469,605	(c)
Total Colombia					24,317,833
Costa Rica — 1.1%
Banco Nacional de Costa Rica	6.250%	11/1/23	2,220,000		2,366,553	(d)
Costa Rica Government International Bond, Senior Notes	6.125%	2/19/31	1,050,000		1,116,423	(a)
Costa Rica Government International Bond, Senior Notes	5.625%	4/30/43	1,650,000		1,532,685	(a)
Costa Rica Government International Bond, Senior Notes	7.158%	3/12/45	4,200,000		4,399,542	(c)(d)
Total Costa Rica					9,415,203
Croatia — 0.7%
Croatia Government International Bond, Senior Notes	5.500%	4/4/23	5,640,000		6,130,184	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Dominican Republic — 2.9%
Dominican Republic International Bond, Senior Notes	5.500%	1/27/25	8,210,000		$9,034,284	(c)(d)
Dominican Republic International Bond, Senior Notes	6.000%	7/19/28	7,300,000		8,314,700	(d)
Dominican Republic International Bond, Senior Notes	6.850%	1/27/45	4,200,000		4,761,750	(c)(d)
Dominican Republic International Bond, Senior Notes	5.875%	1/30/60	3,950,000		3,946,050	(d)
Total Dominican Republic					26,056,784
Ecuador — 1.6%
Ecuador Government International Bond, Senior Notes	0.000%	7/31/30	1,010,708		562,207	(d)
Ecuador Government International Bond, Senior Notes, Step bond (0.500% to 7/31/21 then 1.000%)	0.500%	7/31/35	15,204,438		10,491,062	(d)
Ecuador Government International Bond, Senior Notes, Step bond (0.500% to 7/31/21 then 5.000%)	0.500%	7/31/30	4,244,940		3,640,078	(d)
Total Ecuador					14,693,347
Egypt — 3.8%
Egypt Government Bond, Bonds	14.138%	10/20/22	65,200,000	EGP	4,182,536
Egypt Government International Bond, Senior Notes	6.125%	1/31/22	3,430,000		3,511,137	(d)
Egypt Government International Bond, Senior Notes	7.625%	5/29/32	5,800,000		6,169,286	(d)
Egypt Government International Bond, Senior Notes	8.700%	3/1/49	13,180,000		13,962,892	(c)(d)
Egypt Government International Bond, Senior Notes	8.875%	5/29/50	5,700,000		6,159,312	(d)
Total Egypt					33,985,163
El Salvador — 0.6%
El Salvador Government International Bond, Senior Notes	6.375%	1/18/27	6,380,000		5,789,850	(c)(d)
Ethiopia — 0.3%
Ethiopia International Bond, Senior Notes	6.625%	12/11/24	2,500,000		2,318,750	(a)
Ghana — 2.0%
Ghana Government International Bond	10.750%	10/14/30	9,400,000		11,902,750	(c)(d)

See Notes to Financial Statements.

4	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Ghana — continued
Ghana Government International Bond, Senior Notes	8.125%	1/18/26	1,620,000		$1,750,410	(c)(d)
Ghana Government International Bond, Senior Notes	7.875%	2/11/35	4,000,000		3,952,560	(d)
Total Ghana					17,605,720
Guatemala — 1.1%
Guatemala Government Bond, Senior Notes	5.375%	4/24/32	8,450,000		9,833,688	(d)
Honduras — 0.5%
Honduras Government International Bond, Senior Notes	7.500%	3/15/24	960,000		1,030,944	(a)
Honduras Government International Bond, Senior Notes	6.250%	1/19/27	3,500,000		3,837,750	(d)
Total Honduras					4,868,694
Hungary — 1.6%
Hungary Government International Bond, Senior Notes	5.750%	11/22/23	12,608,000		14,175,048	(c)
Indonesia — 6.5%
Indonesia Government International Bond, Senior Notes	5.875%	1/15/24	7,049,000		7,970,164	(c)(d)
Indonesia Government International Bond, Senior Notes	6.625%	2/17/37	3,210,000		4,438,994	(a)(c)
Indonesia Government International Bond, Senior Notes	5.250%	1/17/42	20,750,000		25,916,347	(c)(d)(g)
Indonesia Treasury Bond	8.375%	9/15/26	131,422,000,000	IDR	10,203,604
Indonesia Treasury Bond	8.375%	3/15/34	126,438,000,000	IDR	9,672,245
Total Indonesia					58,201,354
Israel — 0.5%
Israel Government International Bond, Senior Notes	3.875%	7/3/50	3,500,000		4,058,765
Ivory Coast — 1.6%
Ivory Coast Government International Bond, Senior Notes	5.375%	7/23/24	1,350,000		1,455,556	(d)
Ivory Coast Government International Bond, Senior Notes	6.375%	3/3/28	2,680,000		2,961,400	(c)(d)
Ivory Coast Government International Bond, Senior Notes	4.875%	1/30/32	5,130,000	EUR	6,093,847	(d)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	3,540,000		3,745,214	(d)
Total Ivory Coast					14,256,017

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Jamaica — 1.3%
Jamaica Government International Bond, Senior Notes	6.750%	4/28/28	2,390,000		$2,799,287	(c)
Jamaica Government International Bond, Senior Notes	8.000%	3/15/39	1,760,000		2,468,400	(c)
Jamaica Government International Bond, Senior Notes	7.875%	7/28/45	4,700,000		6,568,250
Total Jamaica					11,835,937
Jordan — 0.9%
Jordan Government International Bond, Senior Notes	6.125%	1/29/26	440,000		478,234	(d)
Jordan Government International Bond, Senior Notes	7.375%	10/10/47	2,000,000		2,111,200	(a)
Jordan Government International Bond, Senior Notes	7.375%	10/10/47	5,020,000		5,299,112	(d)
Total Jordan					7,888,546
Kazakhstan — 1.1%
Kazakhstan Government International Bond, Senior Notes	3.875%	10/14/24	9,000,000		9,852,696	(a)
Kenya — 1.4%
Kenya Government International Bond, Senior Notes	6.875%	6/24/24	200,000		220,458	(c)(d)
Kenya Government International Bond, Senior Notes	7.000%	5/22/27	2,310,000		2,540,676	(d)
Kenya Government International Bond, Senior Notes	7.250%	2/28/28	5,300,000		5,868,955	(c)(d)
Kenya Government International Bond, Senior Notes	8.000%	5/22/32	2,380,000		2,684,771	(d)
Kenya Government International Bond, Senior Notes	6.300%	1/23/34	1,610,000		1,613,019	(d)
Total Kenya					12,927,879
Mexico — 1.0%
Mexican Bonos, Senior Notes	7.750%	11/23/34	84,080,000	MXN	4,454,544
Mexican Bonos, Senior Notes	7.750%	11/13/42	83,140,000	MXN	4,291,144
Total Mexico					8,745,688
Morocco — 0.2%
Morocco Government International Bond, Senior Notes	4.000%	12/15/50	2,400,000		2,232,000	(d)
Nigeria — 2.0%
Nigeria Government International Bond, Senior Notes	7.625%	11/21/25	3,000,000		3,391,536	(c)(d)

See Notes to Financial Statements.

6	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Nigeria — continued
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	2,000,000	$2,116,264	(d)
Nigeria Government International Bond, Senior Notes	7.875%	2/16/32	1,890,000	2,041,323	(c)(d)
Nigeria Government International Bond, Senior Notes	7.696%	2/23/38	2,960,000	3,041,586	(d)
Nigeria Government International Bond, Senior Notes	9.248%	1/21/49	6,200,000	7,084,213	(c)(d)
Total Nigeria				17,674,922
Oman — 3.1%
Oman Government International Bond, Senior Notes	4.750%	6/15/26	5,270,000	5,479,351	(d)
Oman Government International Bond, Senior Notes	5.625%	1/17/28	9,000,000	9,482,643	(c)(d)
Oman Government International Bond, Senior Notes	6.000%	8/1/29	6,000,000	6,395,562	(d)
Oman Government International Bond, Senior Notes	6.750%	1/17/48	6,500,000	6,487,812	(a)
Total Oman				27,845,368
Panama — 0.7%
Panama Government International Bond, Senior Notes	9.375%	4/1/29	910,000	1,348,675	(c)
Panama Government International Bond, Senior Notes	6.700%	1/26/36	159,000	216,366	(c)
Panama Government International Bond, Senior Notes	4.500%	4/1/56	4,200,000	4,762,758
Total Panama				6,327,799
Paraguay — 1.0%
Paraguay Government International Bond, Senior Notes	5.000%	4/15/26	2,110,000	2,408,565	(c)(d)
Paraguay Government International Bond, Senior Notes	4.950%	4/28/31	3,950,000	4,547,477	(d)
Paraguay Government International Bond, Senior Notes	5.400%	3/30/50	1,910,000	2,236,133	(c)(d)
Total Paraguay				9,192,175
Peru — 4.9%
Peruvian Government International Bond, Senior Notes	7.350%	7/21/25	10,300,000	12,659,318	(c)
Peruvian Government International Bond, Senior Notes	8.750%	11/21/33	19,998,000	31,445,055	(c)
Total Peru				44,104,373

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Philippines — 0.6%
Philippine Government International Bond, Senior Notes	3.950%	1/20/40	4,600,000		$5,121,152	(c)
Poland — 1.7%
Republic of Poland Government International Bond, Senior Notes	5.000%	3/23/22	14,784,000		15,303,983	(c)(g)
Qatar — 3.6%
Qatar Government International Bond, Senior Notes	5.103%	4/23/48	7,920,000		10,534,249	(d)(g)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	14,100,000		18,190,114	(c)(d)
Qatar Government International Bond, Senior Notes	4.400%	4/16/50	2,900,000		3,536,463	(c)(d)
Total Qatar					32,260,826
Romania — 0.2%
Romanian Government International Bond, Senior Notes	4.875%	1/22/24	1,570,000		1,733,384	(c)(d)
Russia — 6.4%
Russian Federal Bond — OFZ	7.000%	1/25/23	964,000,000	RUB	13,254,094
Russian Federal Bond — OFZ	8.150%	2/3/27	289,580,000	RUB	4,187,637
Russian Federal Bond — OFZ	7.050%	1/19/28	83,026,000	RUB	1,143,744
Russian Federal Bond — OFZ	7.700%	3/16/39	1,007,670,000	RUB	14,586,514
Russian Foreign Bond — Eurobond, Senior Notes	12.750%	6/24/28	790,000		1,323,609	(a)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	3,400,000		4,373,267	(c)(d)
Russian Foreign Bond — Eurobond, Senior Notes	5.875%	9/16/43	3,400,000		4,545,008	(c)(d)
Russian Foreign Bond — Eurobond, Senior Notes, Step bond	7.500%	3/31/30	12,095,325		13,926,267	(a)
Total Russia					57,340,140
Senegal — 1.6%
Senegal Government International Bond, Senior Notes	6.250%	7/30/24	2,170,000		2,416,328	(a)
Senegal Government International Bond, Senior Notes	4.750%	3/13/28	2,800,000	EUR	3,471,081	(d)
Senegal Government International Bond, Senior Notes	6.750%	3/13/48	8,390,000		8,496,637	(d)
Total Senegal					14,384,046

See Notes to Financial Statements.

8	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
South Africa — 1.1%
Republic of South Africa Government Bond, Senior Notes	8.500%	1/31/37	81,280,000	ZAR	$4,900,247
Republic of South Africa Government International Bond, Senior Notes	5.375%	7/24/44	5,000,000		5,033,290	(c)
Total South Africa					9,933,537
Supranational — 2.0%
European Bank for Reconstruction and Development, Senior Notes	6.450%	12/13/22	134,803,200,000	IDR	9,532,446
Inter-American Development Bank, Senior Notes	7.875%	3/14/23	56,960,000,000	IDR	4,140,992
International Finance Corp., Senior Notes	11.000%	11/14/22	47,000,000,000	UZS	4,401,607
Total Supranational					18,075,045
Tunisia — 0.4%
Banque Centrale de Tunisie International Bond, Senior Notes	5.750%	1/30/25	3,760,000		3,517,856	(a)
Turkey — 2.7%
Export Credit Bank of Turkey, Senior Notes	4.250%	9/18/22	2,000,000		2,031,300	(d)
Turkey Government International Bond, Senior Notes	5.750%	3/22/24	450,000		467,823
Turkey Government International Bond, Senior Notes	4.250%	4/14/26	5,400,000		5,201,604
Turkey Government International Bond, Senior Notes	6.125%	10/24/28	1,000,000		1,018,912
Turkey Government International Bond, Senior Notes	4.875%	4/16/43	6,160,000		4,921,655
Turkiye Ihracat Kredi Bankasi AS, Senior Notes	5.750%	7/6/26	10,710,000		10,633,022	(d)
Total Turkey					24,274,316
Ukraine — 3.4%
Ukraine Government International Bond, Senior Notes	7.750%	9/1/24	5,640,000		6,167,554	(c)(d)
Ukraine Government International Bond, Senior Notes	9.750%	11/1/28	15,080,000		18,007,149	(a)
Ukraine Government International Bond, Senior Notes	4.375%	1/27/30	2,000,000	EUR	2,220,379	(d)
Ukraine Government International Bond, Senior Notes	7.253%	3/15/33	3,500,000		3,655,228	(d)
Total Ukraine					30,050,310

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
United Arab Emirates — 1.4%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	5,400,000	$6,451,110	(d)
Abu Dhabi Government International Bond, Senior Notes	2.700%	9/2/70	2,300,000	2,090,815	(d)
Finance Department Government of Sharjah, Senior Notes	4.000%	7/28/50	4,430,000	4,076,145	(d)
Total United Arab Emirates				12,618,070
Uruguay — 1.2%
Uruguay Government International Bond, Senior Notes	4.375%	10/27/27	2,943,154	3,387,247	(c)
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	4,341,000	5,698,539	(c)
Uruguay Government International Bond, Senior Notes	4.975%	4/20/55	1,180,000	1,525,445	(c)
Total Uruguay				10,611,231
Venezuela — 0.4%
Venezuela Government International Bond, Senior Notes	7.750%	10/13/19	22,130,000	2,378,975	*(a)(e)
Venezuela Government International Bond, Senior Notes	8.250%	10/13/24	7,000,000	738,500	*(a)(f)
Venezuela Government International Bond, Senior Notes	9.250%	9/15/27	4,205,000	447,833	*(f)
Total Venezuela				3,565,308
Vietnam — 1.1%
Vietnam Government International Bond, Senior Notes	4.800%	11/19/24	8,700,000	9,722,458	(c)(d)
Total Sovereign Bonds (Cost — $729,916,575)				751,252,851
Corporate Bonds & Notes — 51.2%
Communication Services — 2.4%
Diversified Telecommunication Services — 0.6%
Turk Telekomunikasyon AS, Senior Notes	6.875%	2/28/25	4,680,000	5,178,794	(d)
Media — 0.6%
Cable Onda SA, Senior Notes	4.500%	1/30/30	3,290,000	3,474,734	(d)
Grupo Televisa SAB, Senior Notes	6.625%	1/15/40	1,480,000	2,047,922	(c)
Total Media				5,522,656
Wireless Telecommunication Services — 1.2%
Millicom International Cellular SA, Senior Notes	5.125%	1/15/28	2,385,000	2,488,128	(c)(d)

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Millicom International Cellular SA, Senior Notes	6.250%	3/25/29	4,239,000	$4,640,327	(c)(d)
VEON Holdings BV, Senior Notes	3.375%	11/25/27	2,000,000	2,017,800	(d)
VTR Comunicaciones SpA, Senior Secured Notes	5.125%	1/15/28	1,911,000	2,000,769	(d)
Total Wireless Telecommunication Services				11,147,024
Total Communication Services				21,848,474
Consumer Discretionary — 2.2%
Hotels, Restaurants & Leisure — 1.5%
Gohl Capital Ltd., Senior Notes	4.250%	1/24/27	3,130,000	3,298,408	(a)
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	4,670,000	4,941,444	(d)
Sands China Ltd., Senior Notes	5.125%	8/8/25	1,700,000	1,903,643	(c)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	3,300,000	3,450,579	(d)
Total Hotels, Restaurants & Leisure				13,594,074
Internet & Direct Marketing Retail — 0.7%
Prosus NV, Senior Notes	5.500%	7/21/25	2,750,000	3,148,200	(c)(d)
Prosus NV, Senior Notes	4.850%	7/6/27	2,250,000	2,567,790	(c)(d)
Total Internet & Direct Marketing Retail				5,715,990
Total Consumer Discretionary				19,310,064
Energy — 17.8%
Oil, Gas & Consumable Fuels — 17.8%
Ecopetrol SA, Senior Notes	5.875%	9/18/23	3,010,000	3,257,497	(c)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	7,160,000	7,680,890	(c)
Frontera Energy Corp., Senior Notes	7.875%	6/21/28	3,800,000	3,814,364	(d)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	1,877,000	2,049,449	(c)(d)
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	5,160,000	5,897,725	(c)(d)
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	4,970,000	6,224,577	(c)(d)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	5,300,000	7,031,340	(c)(d)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	5,900,000	6,565,520	(c)(d)
Lukoil International Finance BV, Senior Notes	6.656%	6/7/22	3,524,000	3,725,749	(a)
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	3,500,000	3,949,155	(c)(d)
Oleoducto Central SA, Senior Notes	4.000%	7/14/27	3,400,000	3,512,880	(d)
Pertamina Persero PT, Senior Notes	4.875%	5/3/22	2,540,000	2,635,250	(c)(d)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	5,600,000	$6,909,140	(c)
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	6,000,000	6,855,900
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	13,800,000	15,792,030	(c)
Petroleos de Venezuela SA, Senior Notes	9.000%	11/17/21	16,630,000	756,665	*(a)(f)
Petroleos de Venezuela SA, Senior Notes	6.000%	5/16/24	8,145,000	366,525	*(a)(f)
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	8,800,000	9,251,000	(c)(d)
Petroleos Mexicanos, Senior Notes	4.500%	1/23/26	6,000,000	6,081,900	(c)
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	2,561,000	2,802,118	(c)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	9,060,000	8,761,020	(c)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	200,000	163,490
Petroleos Mexicanos, Senior Notes	6.350%	2/12/48	3,400,000	2,902,189	(c)
Petroleos Mexicanos, Senior Notes	7.690%	1/23/50	4,930,000	4,751,288	(c)
Petronas Capital Ltd., Senior Notes	4.800%	4/21/60	7,000,000	9,303,448	(d)
Sinopec Group Overseas Development 2017 Ltd., Senior Notes	4.000%	9/13/47	10,060,000	11,272,249	(a)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,080,000	1,160,082	(a)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	5,420,000	5,821,893	(c)(d)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.550%	11/1/28	2,300,000	2,571,711	(c)(d)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	3,190,000	3,518,825	(c)(d)
YPF SA, Senior Notes	8.500%	3/23/25	2,000,000	1,787,510	(a)
YPF SA, Senior Notes	8.500%	7/28/25	3,000,000	2,378,250	(d)
Total Energy				159,551,629
Financials — 11.0%
Banks — 7.9%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	2,450,000	2,567,061	(c)(d)
Banco General SA, Junior Subordinated Notes (5.250% to 5/7/31 then 10 year Treasury Constant Maturity Rate + 3.665%)	5.250%	5/7/31	4,450,000	4,663,622	(d)(h)(i)

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	5,900,000	$6,706,825	(c)(d)(h)(i)
Bank Leumi Le-Israel BM, Subordinated Notes (3.275% to 1/29/26 then 5 year Treasury Constant Maturity Rate + 1.631%)	3.275%	1/29/31	3,000,000	3,088,800	(a)(d)(i)
BBVA Banco Continental SA, Subordinated Notes (5.250% to 9/22/24 then 5 year Treasury Constant Maturity Rate + 2.750%)	5.250%	9/22/29	980,000	1,027,888	(c)(d)(i)
BBVA Bancomer SA, Subordinated Notes (5.350% to 11/12/24 then 5 year Treasury Constant Maturity Rate + 3.000%)	5.350%	11/12/29	1,350,000	1,437,804	(c)(d)(i)
HSBC Holdings PLC, Junior Subordinated Notes (4.600% to 6/17/31 then 5 year Treasury Constant Maturity Rate + 3.649%)	4.600%	12/17/30	970,000	1,008,800	(h)(i)
Itau Unibanco Holding SA, Junior Subordinated Notes (6.500% to 3/19/23 then 5 year Treasury Constant Maturity Rate + 3.863%)	6.500%	3/19/23	6,970,000	7,182,620	(c)(d)(h)(i)
NBK Tier 1 Financing Ltd., Senior Notes (3.625% to 2/24/27 then USD 6 year ICE Swap Rate + 2.875%)	3.625%	8/24/26	2,450,000	2,467,040	(d)(h)(i)
Russian Agricultural Bank OJSC Via RSHB Capital SA, Subordinated Notes	8.500%	10/16/23	16,770,000	19,008,493	(a)
Shinhan Bank Co. Ltd., Subordinated Notes	3.875%	3/24/26	1,260,000	1,386,297	(c)(d)
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	10,810,000	11,094,216	(c)(d)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	3,410,000	4,104,174	(c)(d)(i)
United Overseas Bank Ltd., Subordinated Notes (3.750% to 4/15/24 then 5 year Treasury Constant Maturity Rate + 1.500%)	3.750%	4/15/29	4,600,000	4,900,518	(d)(i)
Total Banks				70,644,158

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — 0.3%
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	2,340,000	$2,578,552	(c)(d)(h)(i)
Consumer Finance — 0.7%
African Export-Import Bank, Senior Notes	3.994%	9/21/29	5,900,000	6,223,338	(d)
Diversified Financial Services — 1.5%
DAE Funding LLC, Senior Notes	4.500%	8/1/22	4,700,000	4,721,079	(c)(d)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	1,880,000	1,935,432	(c)(d)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.125%	9/30/23	6,000,000	4,575,720	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	68,000	71,172	(c)(d)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,980,000	2,177,793	(c)(d)
Total Diversified Financial Services				13,481,196
Insurance — 0.4%
Sagicor Financial Co. Ltd., Senior Notes	5.300%	5/13/28	3,600,000	3,730,500	(d)
Real Estate Management & Development — 0.2%
Panther Ventures Ltd., Senior Notes	3.800%	9/17/23	2,000,000	2,000,818	(a)(h)
Total Financials				98,658,562
Industrials — 3.1%
Aerospace & Defense — 0.2%
Avolon Holdings Funding Ltd., Senior Notes	4.250%	4/15/26	1,820,000	1,973,836	(d)
Construction & Engineering — 1.0%
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Par, Senior Secured Notes	4.050%	4/27/26	8,650,000	8,917,285	(d)
Industrial Conglomerates — 0.3%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	1,000,000	1,323,030	(c)(d)
General Electric Co., Senior Notes	3.450%	5/1/27	810,000	890,901	(c)
Total Industrial Conglomerates				2,213,931

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — 0.8%
Empresa de Transporte de Pasajeros Metro SA, Senior Notes	5.000%	1/25/47	2,560,000	$2,965,773	(c)(d)
Empresa de Transporte de Pasajeros Metro SA, Senior Notes	4.700%	5/7/50	4,000,000	4,525,000	(d)
Total Road & Rail				7,490,773
Transportation Infrastructure — 0.8%
DP World PLC, Senior Notes	5.625%	9/25/48	3,400,000	4,262,597	(c)(d)
ENA Master Trust, Senior Secured Notes	4.000%	5/19/48	2,850,000	2,871,247	(d)
Total Transportation Infrastructure				7,133,844
Total Industrials				27,729,669
Materials — 9.1%
Chemicals — 3.4%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	210,000	261,937	(a)(c)
Braskem Finance Ltd., Senior Notes	6.450%	2/3/24	2,350,000	2,658,437	(c)
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	1,300,000	1,447,137	(c)(d)
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	200,000	222,636	(a)
MEGlobal Canada ULC, Senior Notes	5.875%	5/18/30	4,100,000	5,068,773	(c)(d)
OCP SA, Senior Notes	5.125%	6/23/51	6,770,000	6,853,271	(d)
Orbia Advance Corp. SAB de CV, Senior Notes	5.875%	9/17/44	4,960,000	6,036,444	(c)(d)
Sasol Financing USA LLC, Senior Notes	4.375%	9/18/26	5,800,000	6,010,279
Sociedad Quimica y Minera de Chile SA, Senior Notes	4.250%	1/22/50	2,100,000	2,291,436	(d)
Total Chemicals				30,850,350
Construction Materials — 0.3%
Cemex SAB de CV, Senior Secured Notes	3.875%	7/11/31	2,600,000	2,646,150	(d)
Metals & Mining — 3.9%
Fresnillo PLC, Senior Notes	4.250%	10/2/50	8,000,000	8,147,320	(d)
Indonesia Asahan Aluminium Persero PT, Senior Notes	5.710%	11/15/23	10,120,000	11,190,393	(c)(d)
Southern Copper Corp., Senior Notes	7.500%	7/27/35	310,000	449,016	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Southern Copper Corp., Senior Notes	6.750%	4/16/40	5,490,000	$7,839,775	(c)
Volcan Cia Minera SAA, Senior Notes	4.375%	2/11/26	7,000,000	6,952,890	(d)
Total Metals & Mining				34,579,394
Paper & Forest Products — 1.5%
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	2,350,000	2,399,797	(c)(d)
Inversiones CMPC SA, Senior Notes	4.375%	5/15/23	2,070,000	2,175,518	(c)(d)
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	3,450,000	4,063,168	(c)(d)
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	3,940,000	4,698,647	(c)
Total Paper & Forest Products				13,337,130
Total Materials				81,413,024
Real Estate — 2.0%
Real Estate Management & Development — 2.0%
China Aoyuan Group Ltd., Senior Notes	4.200%	1/20/22	2,329,000	2,294,026	(a)
China Aoyuan Group Ltd., Senior Secured Notes	6.350%	2/8/24	2,000,000	1,895,035	(a)
Country Garden Holdings Co. Ltd., Senior Secured Notes	4.750%	7/25/22	10,000,000	10,136,000	(a)
Times China Holdings Ltd., Senior Secured Notes	6.750%	7/8/25	2,000,000	2,030,384	(a)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	6.000%	10/25/23	1,000,000	880,088	(a)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	7.375%	1/13/26	1,000,000	788,820	(a)
Total Real Estate				18,024,353
Utilities — 3.6%
Electric Utilities — 3.2%
Abu Dhabi National Energy Co. PJSC, Senior Notes	4.875%	4/23/30	5,100,000	6,167,716	(d)(g)
Enel Chile SA, Senior Notes	4.875%	6/12/28	5,150,000	5,953,400	(c)
Eskom Holdings SOC Ltd.	6.350%	8/10/28	6,340,000	7,073,157	(a)
Kallpa Generacion SA, Senior Notes	4.875%	5/24/26	2,270,000	2,395,463	(a)(c)
Perusahaan Listrik Negara PT, Senior Notes	5.250%	5/15/47	5,810,000	6,553,331	(a)(c)
Total Electric Utilities				28,143,067

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security		Rate	Maturity Date	Face Amount†		Value
Independent Power and Renewable Electricity Producers — 0.4%
Enel Generacion Chile SA, Senior Notes		4.250%	4/15/24	500,000		$535,509	(c)
Minejesa Capital BV, Senior Secured Notes		5.625%	8/10/37	3,100,000		3,366,197	(c)(d)
Total Independent Power and Renewable Electricity Producers						3,901,706
Total Utilities						32,044,773
Total Corporate Bonds & Notes (Cost — $424,882,473)						458,580,548

	Counterparty	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.2%
OTC Purchased Options — 0.2%
U.S. Dollar/Chinese Yuan, Put @ 6.55CNY	JPMorgan Chase & Co.	11/12/21	27,170,000	27,170,000		335,760
U.S. Dollar/Chinese Yuan, Put @ 6.45CNY	JPMorgan Chase & Co.	3/16/22	8,825,000	8,825,000		62,603
U.S. Dollar/ Indonesian Rupiah, Put @ 14,000.00IDR	Citibank N.A.	8/23/21	18,050,000	18,050,000		12,892
U.S. Dollar/Mexican Peso, Put @ 20.00MXN	Citibank N.A.	8/30/21	13,400,000	13,400,000		200,781
U.S. Dollar/Russian Ruble, Put @ 77.00RUB	Bank of America N.A.	7/19/21	8,915,000	8,915,000		450,352
U.S. Dollar/Russian Ruble, Put @ 71.00RUB	Bank of America N.A.	9/9/21	18,200,000	18,200,000		85,527
Total Purchased Options (Cost — $1,216,311)						1,147,915
Total Investments before Short-Term Investments (Cost — $1,156,015,359)						1,210,981,314

		Rate	Maturity Date	Face Amount†
Short-Term Investments — 1.2%
Sovereign Bonds — 0.5%
Asian Development Bank, Senior Notes (Cost — $4,601,846)		8.000%	2/25/22	129,000,000	UAH	4,630,863

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Shares	Value
Money Market Funds — 0.7%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $6,447,676)	0.010%	6,447,676	$6,447,676	(j)
Total Short-Term Investments (Cost — $11,049,522)			11,078,539
Total Investments — 136.5% (Cost — $1,167,064,881)			1,222,059,853
Liabilities in Excess of Other Assets — (36.5)%			(326,845,468)
Total Net Assets — 100.0%			$895,214,385

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	The maturity principal is currently in default as of June 30, 2021.

(f)	The coupon payment on this security is currently in default as of June 30, 2021.

(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At June 30, 2021, the total market value of investments in Affiliated Companies was $6,447,676 and the cost was $6,447,676 (Note 8).

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso

BRL	— Brazilian Real

CNY	— Chinese Yuan Renminbi

EGP	— Egyptian Pound

EUR	— Euro

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

JSC	— Joint Stock Company

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

OJSC	— Open Joint Stock Company

PJSC	— Private Joint Stock Company

RUB	— Russian Ruble

UAH	— Ukrainian Hryvnia

USD	— United States Dollar

UZS	— Uzbekistani Som

ZAR	— South African Rand

At June 30, 2021, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
JPMorgan Chase & Co.	0.280%	4/13/2021	TBD***	$9,610,064	Sovereign Bonds	$10,610,590
JPMorgan Chase & Co.	0.300%	4/13/2021	TBD***	3,387,816	Corporate Bonds & Notes	3,655,693
JPMorgan Chase & Co.	0.450%	6/8/2021	TBD***	11,449,121	Sovereign Bonds	12,029,700
JPMorgan Chase & Co.	0.500%	6/8/2021	TBD***	21,068,312	Sovereign Bonds	25,457,945
				$45,515,313		$51,753,928

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

***

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of June 30, 2021.

Schedule of Written Options
OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Chinese Yuan, Call	JPMorgan Chase & Co.	11/12/21	7.11	CNY	27,170,000	27,170,000	$(15,525)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Emerging Markets Debt Fund Inc.

Schedule of Written Options (cont’d)
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Chinese Yuan, Call	JPMorgan Chase & Co.	3/16/22	7.00	CNY	8,825,000	8,825,000	$(28,144)
U.S. Dollar/Indonesian Rupiah, Call	Citibank N.A.	8/23/21	15,000.00	IDR	18,050,000	18,050,000	(91,522)
U.S. Dollar/Mexican Peso, Call	Citibank N.A.	8/30/21	20.85	MXN	13,400,000	13,400,000	(92,065)
U.S. Dollar/Mexican Peso, Put	Citibank N.A.	8/30/21	19.40	MXN	13,400,000	13,400,000	(53,965)
U.S. Dollar/Russian Ruble, Call	Bank of America N.A.	7/19/21	80.00	RUB	8,915,000	8,915,000	(2,575)
U.S. Dollar/Russian Ruble, Call	Bank of America N.A.	9/9/21	77.00	RUB	18,200,000	18,200,000	(162,034)
U.S. Dollar/Russian Ruble, Put	Bank of America N.A.	7/19/21	74.30	RUB	8,915,000	8,915,000	(160,496)
Total OTC Written Options (Premiums received — $1,277,168)							$(606,326)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this schedule:

CNY	— Chinese Yuan Renminbi

IDR	— Indonesian Rupiah

MXN	— Mexican Peso

RUB	— Russian Ruble

At June 30, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	403	9/21	$53,028,899	$53,397,500	$(368,601)
U.S. Treasury Long-Term Bonds	414	9/21	64,348,606	66,550,500	(2,201,894)
Net unrealized depreciation on open futures contracts					$(2,570,495)

At June 30, 2021, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	17,637,271	BRL	99,694,673	Bank of America N.A.	7/15/21	$(2,373,904)
USD	4,957,141	ZAR	71,710,000	Goldman Sachs Group Inc.	7/15/21	(55,219)
ZAR	3,461,275	USD	242,480	Goldman Sachs Group Inc.	7/15/21	(545)
BRL	23,560,000	USD	4,760,510	JPMorgan Chase & Co.	7/15/21	(31,438)
MXN	12,781,773	USD	617,562	JPMorgan Chase & Co.	7/15/21	22,457

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	30,247,000	USD	1,485,974	JPMorgan Chase & Co.	7/15/21	$28,579
USD	35,843,692	IDR	529,160,420,494	JPMorgan Chase & Co.	7/15/21	(607,227)
USD	13,050,940	MXN	264,803,573	JPMorgan Chase & Co.	7/15/21	(208,520)
USD	4,450,000	RUB	343,540,000	Bank of America N.A.	7/20/21	(234,371)
USD	28,866,442	RUB	2,134,514,644	Bank of America N.A.	9/15/21	21,942
EUR	314,882	USD	375,974	Goldman Sachs Group Inc.	9/15/21	(2,011)
USD	15,655,606	EUR	12,827,417	Goldman Sachs Group Inc.	9/15/21	421,382
EUR	2,118,110	USD	2,537,591	JPMorgan Chase & Co.	9/15/21	(22,061)
USD	3,335,171	CNY	21,436,812	JPMorgan Chase & Co.	9/15/21	35,398
USD	38,139,857	SAR	143,116,000	Bank of America N.A.	12/15/21	(2,563)
USD	1,180,578	SAR	4,430,000	Goldman Sachs Group Inc.	12/15/21	(79)
Total						$(3,008,180)

Abbreviation(s) used in this table:

BRL	— Brazilian Real

CNY	— Chinese Yuan Renminbi

EUR	— Euro

IDR	— Indonesian Rupiah

MXN	— Mexican Peso

RUB	— Russian Ruble

SAR	— Saudi Arabian Riyal

USD	— United States Dollar

ZAR	— South African Rand

At June 30, 2021, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at June 30, 2021[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chile Government International Bond, 3.240%, due 2/6/28	$19,700,000	12/20/24	0.386%	1.000% quarterly	$(421,560)	$452,590	$(874,150)
Qatar Government International Bond, 9.750%, due 6/15/30	19,700,000	12/20/24	0.243%	1.000% quarterly	(520,695)	465,229	(985,924)
Total	$39,400,000				$(942,255)	$917,819	$(1,860,074)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Emerging Markets Debt Fund Inc.

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

Summary of Investments by Country**
Russia	6.9%
Indonesia	6.7
Peru	6.5
Brazil	5.8
Mexico	5.1
Colombia	4.5
Turkey	3.3
China	3.2
Kazakhstan	2.9
Egypt	2.8
Chile	2.8
Argentina	2.7
Qatar	2.6
Ukraine	2.5
United Arab Emirates	2.4
Oman	2.3
Dominican Republic	2.1
Supranational	2.0
South Africa	1.9
Bahrain	1.5
Nigeria	1.4
Ghana	1.4
Panama	1.4
Poland	1.3
Ecuador	1.2
Senegal	1.2

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Summary of Investments by Country** (cont’d)
Ivory Coast	1.2%
Hungary	1.2
Angola	1.1
Kenya	1.1
Malaysia	1.0
Jamaica	1.0
Bahamas	0.9
Uruguay	0.9
Guatemala	0.8
Vietnam	0.8
Costa Rica	0.8
Kuwait	0.8
Paraguay	0.7
Morocco	0.7
Jordan	0.6
Armenia	0.6
Israel	0.6
Hong Kong	0.6
Croatia	0.5
El Salvador	0.5
Macau	0.4
Philippines	0.4
Singapore	0.4
Honduras	0.4
Venezuela	0.4
United States	0.4
Ireland	0.3
Italy	0.3
Tunisia	0.3
Switzerland	0.2
Ethiopia	0.2
Netherlands	0.2
Romania	0.1
South Korea	0.1
United Kingdom	0.1
Purchased Options	0.1
Short-Term Investments	0.9
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of June 30, 2021 and are subject to change.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	23

Statement of assets and liabilities (unaudited)

June 30, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $1,160,617,205)	$1,215,612,177
Investments in affiliated securities, at value (Cost — $6,447,676)	6,447,676
Foreign currency, at value (Cost — $260,444)	240,659
Cash	2,254,742
Interest receivable	18,128,679
Receivable for securities sold	10,014,221
Deposits with brokers for OTC derivatives	2,900,000
Deposits with brokers for open futures contracts	2,300,688
Unrealized appreciation on forward foreign currency contracts	529,758
Deposits with brokers for centrally cleared swap contracts	481,000
Receivable from broker — net variation margin on centrally cleared swap contracts	2,493
Prepaid expenses	17,898
Total Assets	1,258,929,991

Liabilities:
Loan payable (Note 5)	295,000,000
Payable for open reverse repurchase agreements (Note 3)	45,515,313
Payable for securities purchased	11,066,056
Distributions payable	5,467,141
Unrealized depreciation on forward foreign currency contracts	3,537,938
Investment management fee payable	865,019
Deposits from brokers for open reverse repurchase agreements	701,000
Written options, at value (premiums received — $1,277,168)	606,326
Payable to broker — net variation margin on open futures contracts	366,139
Accrued foreign capital gains tax	243,807
Interest expense payable	75,153
Directors’ fees payable	40,217
Accrued expenses	231,497
Total Liabilities	363,715,606
Total Net Assets	$895,214,385

Net Assets:
Par value ($0.001 par value; 60,746,012 shares issued and outstanding; 100,000,000 shares authorized)	$60,746
Paid-in capital in excess of par value	1,065,861,198
Total distributable earnings (loss)	(170,707,559)
Total Net Assets	$895,214,385

Shares Outstanding	60,746,012

Net Asset Value	$14.74

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2021

Investment Income:
Interest from unaffiliated investments	$34,687,282
Interest from affiliated investments	47
Less: Foreign taxes withheld	(198,526)
Total Investment Income	34,488,803

Expenses:
Investment management fee (Note 2)	5,233,530
Interest expense (Notes 3 and 5)	1,226,214
Directors’ fees	161,657
Transfer agent fees	138,715
Legal fees	96,161
Custody fees	39,375
Fund accounting fees	37,767
Audit and tax fees	35,137
Stock exchange listing fees	15,438
Shareholder reports	8,200
Insurance	5,752
Miscellaneous expenses	4,088
Total Expenses	7,002,034
Less: Fee waivers and/or expense reimbursements (Note 2)	(44)
Net Expenses	7,001,990
Net Investment Income	27,486,813

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(7,983,147)
Futures contracts	11,452,995
Written options	1,171,357
Swap contracts	(328,151)
Forward foreign currency contracts	(1,478,311)
Foreign currency transactions	(32,747)
Net Realized Gain	2,801,996
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(34,139,581)
Futures contracts	(3,092,166)
Written options	315,081
Swap contracts	305,149
Forward foreign currency contracts	250,746
Foreign currencies	(66,992)
Change in Net Unrealized Appreciation (Depreciation)	(36,427,763)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(33,625,767)
Decrease in Net Assets From Operations	$(6,138,954)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	25

Statements of changes in net assets

For the Six Months Ended June 30, 2021 (unaudited) and the Year Ended December 31, 2020	2021	2020

Operations:
Net investment income	$27,486,813	$58,382,516
Net realized gain (loss)	2,801,996	(39,848,364)
Change in net unrealized appreciation (depreciation)	(36,427,763)	28,720,736
Increase (Decrease) in Net Assets From Operations	(6,138,954)	47,254,888

Distributions to Shareholders From (Note 1):
Total distributable earnings	(32,802,846)	(37,268,994)
Return of capital	—	(34,107,570)
Decrease in Net Assets From Distributions to Shareholders	(32,802,846)	(71,376,564)
Decrease in Net Assets	(38,941,800)	(24,121,676)

Net Assets:
Beginning of period	934,156,185	958,277,861
End of period	$895,214,385	$934,156,185

See Notes to Financial Statements.

26	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2021

Increase (Decrease) in Cash:

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(6,138,954)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(262,221,955)
Sales of portfolio securities	277,708,487
Net purchases, sales and maturities of short-term investments	(348,527)
Payment-in-kind	(107,967)
Net inflation adjustment	(368,954)
Net amortization of premium (accretion of discount)	(1,684,060)
Increase in receivable for securities sold	(10,014,221)
Decrease in interest receivable	494,487
Increase in receivable from broker — net variation margin on centrally cleared swap contracts	(2,493)
Increase in prepaid expenses	(10,176)
Decrease in payable to broker — net variation margin on centrally cleared swap contracts	(7,797)
Increase in deposits from brokers for open reverse repurchase agreements	242,000
Increase in payable for securities purchased	11,066,056
Decrease in investment management fee payable	(63,781)
Decrease in Directors’ fees payable	(7,054)
Decrease in interest expense payable	(140,781)
Increase in accrued expenses	111,179
Increase in premiums received from written options	375,519
Increase in payable to broker — net variation margin on open futures contracts	197,965
Net realized loss on investments	7,983,147
Change in net unrealized appreciation (depreciation) of investments, written options and forward foreign currency contracts	33,573,754
Net Cash Provided in Operating Activities*	50,635,874

Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(27,335,705)
Decrease in payable for open reverse repurchase agreements	(21,155,998)
Net Cash Used by Financing Activities	(48,491,703)
Net Increase in Cash and Restricted Cash	2,144,171
Cash and restricted cash at beginning of period	6,032,918
Cash and restricted cash at end of period	$8,177,089

*	Included in operating expenses is cash of $1,366,995 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	27

Statement of cash flows (unaudited) (cont’d)

For the Six Months Ended June 30, 2021

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

June 30, 2021
Cash	$2,495,401
Restricted cash	5,681,688
Total cash and restricted cash shown in the Statement of Cash Flows	$8,177,089

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

28	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2021[1,2]	2020[1]	2019[1]	2018[1]	2017[1]	2016[1]

Net asset value, beginning of period	$15.38	$15.78	$14.71	$17.59	$17.10	$16.37

Income (loss) from operations:
Net investment income	0.45	0.96	1.16	1.06	1.17	1.01
Net realized and unrealized gain (loss)	(0.55)	(0.18)	1.11	(2.74)	0.53	0.98
Total income (loss) from operations	(0.10)	0.78	2.27	(1.68)	1.70	1.99

Less distributions from:
Net investment income	(0.54) [3]	(0.62)	(1.02)	(1.07)	(1.13)	(0.98)
Return of capital	—	(0.56)	(0.18)	(0.13)	(0.08)	(0.28)
Total distributions	(0.54)	(1.18)	(1.20)	(1.20)	(1.21)	(1.26)

Net asset value, end of period	$14.74	$15.38	$15.78	$14.71	$17.59	$17.10

Market price, end of period	$14.01	$13.90	$14.27	$12.29	$15.55	$14.71
Total return, based on NAV[4,5]	(0.60)%	5.86%	15.76%	(9.78)%	10.17%	12.44%
Total return, based on Market Price[6]	4.83%	6.80%	26.49%	(13.68)%	14.22%	16.56%

Net assets, end of period (millions)	$895	$934	$958	$893	$1,068	$1,039

Ratios to average net assets:
Gross expenses	1.57%[7]	1.85%	2.49%	2.39%	1.83%[8]	1.60%[8]
Net expenses	1.57 [7,9,10]	1.84 [10]	2.49	2.35 [10]	1.79 [8,10]	1.59 [8,10]
Net investment income	6.17 [7]	6.59	7.41	6.66	6.66	5.92

Portfolio turnover rate	22%	57%	29%	42%	33%	30%

Supplemental data:
Loan Outstanding, End of Period (000s)	$295,000	$295,000	$295,000	$295,000	$295,000	$295,000
Asset Coverage Ratio for Loan Outstanding[11]	403%	417%	425%	403%	462%	452%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[11]	$4,035	$4,167	$4,248	$4,028	$4,622	$4,521
Weighted Average Loan (000s)	$295,000	$295,000	$295,000	$295,000	$295,000	$135,366
Weighted Average Interest Rate on Loan	0.76%	1.19%	2.96%	2.82%	1.89%	1.29%

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	29

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2021 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.82% and 1.78%, respectively, for the year ended December 31, 2017 and would both have been 1.52% for the year ended December 31, 2016.

[9]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

30	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income and the Fund’s secondary objective is to seek capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

32	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Sovereign Bonds	—	$751,252,851	—	$751,252,851
Corporate Bonds & Notes	—	458,580,548	—	458,580,548
Purchased Options	—	1,147,915	—	1,147,915
Total Long-Term Investments	—	1,210,981,314	—	1,210,981,314
Short-Term Investments†:
Sovereign Bonds	—	4,630,863	—	4,630,863
Money Market Funds	$6,447,676	—	—	6,447,676
Total Short-Term Investments	6,447,676	4,630,863	—	11,078,539
Total Investments	$6,447,676	$1,215,612,177	—	$1,222,059,853
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$529,758	—	$529,758
Total	$6,447,676	$1,216,141,935	—	$1,222,589,611

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	—	$606,326	—	$606,326
Futures Contracts††	$2,570,495	—	—	2,570,495
Forward Foreign Currency Contracts††	—	3,537,938	—	3,537,938
Centrally Cleared Credit Default Swaps on Sovereign Issues — Buy Protection††	—	1,860,074	—	1,860,074
Total	$2,570,495	$6,004,338	—	$8,574,833

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

34	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2021, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2021, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

36	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

38	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of June 30, 2021, the Fund held forward foreign currency contracts and OTC written options with credit related contingent features which had a liability position of $4,144,264. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties. As of June 30, 2021, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,900,000, which could be used to reduce the required payment.

At June 30, 2021, the Fund held non-cash collateral from Citibank N.A. in the amount of $41,957. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the

40	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the 2021 fiscal year. The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of June 30, 2021, there were $243,807 of capital gains tax liabilities accrued on unrealized gains.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore are indirect, whollyowned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited and Western Asset Singapore do not receive any compensation from the Fund and are compensated by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).

During the six months ended June 30, 2021, fees waived and/or expenses reimbursed amounted to $44, all of which was an affiliated money market fund waiver.

All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$262,221,955
Sales	277,708,487

42	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

At June 30, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,167,064,881	$124,000,507	$(69,005,535)	$54,994,972
Written options	(1,277,168)	723,698	(52,856)	670,842
Futures contracts	—	—	(2,570,495)	(2,570,495)
Forward foreign currency contracts	—	529,758	(3,537,938)	(3,008,180)
Swap contracts	917,819	—	(1,860,074)	(1,860,074)

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2021 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$46,875,974	0.408%	$66,671,311

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.280% to 1.400% during the six months ended June 30, 2021. Interest expense incurred on reverse repurchase agreements totaled $96,246.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2021.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Purchased options[2]	$1,147,915
Forward foreign currency contracts	529,758
Total	$1,677,673

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$606,326	—	$606,326
Futures contracts[3]	$2,570,495	—	—	2,570,495
Forward foreign currency contracts	—	3,537,938	—	3,537,938
Centrally cleared swap contracts[4]	—	—	$1,860,074	1,860,074
Total	$2,570,495	$4,144,264	$1,860,074	$8,574,833

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(1,121,176)	—	$(1,121,176)
Futures contracts	$11,452,995	—	—	11,452,995
Written options	—	1,171,357	—	1,171,357
Swap contracts	—	—	$(328,151)	(328,151)
Forward foreign currency contracts	—	(1,478,311)	—	(1,478,311)
Total	$11,452,995	$(1,428,130)	$(328,151)	$9,696,714

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(312,147)	—	$(312,147)
Futures contracts	$(3,092,166)	—	—	(3,092,166)
Written options	—	315,081	—	315,081
Swap contracts	—	—	$305,149	305,149
Forward foreign currency contracts	—	250,746	—	250,746
Total	$(3,092,166)	$253,680	$305,149	$(2,533,337)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

44	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

During the six months ended June 30, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,038,878
Written options	707,073
Futures contracts (to sell)	140,947,485
Forward foreign currency contracts (to buy)	14,391,120
Forward foreign currency contracts (to sell)	161,510,058

Average Notional Balance
Credit default swap contracts (buy protection)	$39,400,000

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of June 30, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$557,821	$(2,935,943)	$(2,378,122)	$2,660,000	$281,878
Citibank N.A.	213,673	(237,552)	(23,879)	(41,957)	(65,836)
Goldman Sachs Group Inc.	421,382	(57,854)	363,528	—	363,528
JPMorgan Chase & Co.	484,797	(912,915)	(428,118)	240,000	(188,118)
Total	$1,677,673	$(4,144,264)	$(2,466,591)	$2,858,043	$391,452

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC (“Credit Agreement”), which permits the Fund to borrow up to $395,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. On May 27, 2021, the Fund amended its credit agreement with Pershing LLC. Under the amendment, effective June 20, 2021, the Fund pays interest on borrowings calculated based on the Overnight Bank Funding Rate plus applicable margin. The Overnight Bank Funding Rate means the Overnight Bank Funding Rate as reported by the New York Federal Reserve in the FR2420 Report of Selected Money

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

Market Rates or any successor report or website. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended June 30, 2021 was $1,129,042. For the six months ended June 30, 2021, the Fund did not incur any commitment fee. At June 30, 2021, the Fund had $295,000,000 of borrowings outstanding per this credit agreement. For the six months ended June 30, 2021, the average daily loan balance was $295,000,000 and weighted average interest rate was 0.76%.

6. Distributions subsequent to June 30, 2021

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/23/2021	7/1/2021	$0.0900
7/23/2021	8/2/2021	$0.0900
8/24/2021	9/1/2021	$0.0900
9/23/2021	10/1/2021	$0.0900
10/22/2021	11/1/2021	$0.0900
11/22/2021	12/1/2021	$0.0900

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended June 30, 2021, the Fund did not repurchase any shares.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

46	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

all or some portion of the six months ended June 30, 2021. The following transactions were effected in such company for the six months ended June 30, 2021.

	Affiliate Value at December 31, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$44,987,760	44,987,760	$38,540,084	38,540,084

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2021
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$47	—	$6,447,676

9. Deferred capital losses

As of December 31, 2020, the Fund had deferred capital losses of $206,332,861, which have no expiration date, that will be available to offset future taxable capital gains.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (the “ASU”). The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of (i) the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023 and (ii) all other LIBOR settings, including the one-week and two-month USD LIBOR settings, immediately following the LIBOR publication on Friday, December 31, 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

48	Western Asset Emerging Markets Debt Fund Inc. 2021 Semi-Annual Report

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Western Asset Emerging Markets Debt Fund Inc.	49

Dividend reinvestment plan (unaudited) (cont’d)

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

50	Western Asset Emerging Markets Debt Fund Inc.

Western Asset

Emerging Markets Debt Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

George P. Hoyt

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

New York Stock Exchange Symbol

EMD

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS04052 8/21 SR21-4229

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit  99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 24, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	August 24, 2021